                           SCHEDULE 14A INFORMATION
===============================================================================
                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  confidential, for use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                UGI CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

    UGI
CORPORATION


























                                                  Notice of February 26, 2002
                                                  Annual Meeting and
                                                  Proxy Statement_________

                                  BOX 858 VALLEY FORGE, PA 19482 -- 610-337-1000


    UGI
CORPORATION

LON R. GREENBERG
Chairman, President and
Chief Executive Officer


                                                          January 4, 2002


Dear Shareholder,

     On behalf of our entire Board of Directors, I cordially invite you to attend our Annual Meeting of Shareholders on Tuesday, February 26, 2002. At the meeting, we will review UGI's performance for fiscal year 2001 and our expectations for the future.

     A notice of the meeting and Proxy Statement follow. You will also find enclosed your proxy voting card and the 2001 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

     I look forward to seeing you on February 26th and addressing your questions and comments.

                                               Sincerely,



                                               Lon R. Greenberg




                                 460 NORTH GULPH ROAD, KING OF PRUSSIA, PA 19406

                                  BOX 858 VALLEY FORGE, PA 19482 -- 610-337-1000


    UGI
CORPORATION

                                                     January 4, 2002


                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS

         The Annual Meeting of Shareholders of UGI Corporation will be held on Tuesday, February 26, 2002, at 10:00 a.m., at The Desmond Hotel and Conference Center, Ballrooms A and B, One Liberty Boulevard, Malvern, Pennsylvania. Directions to The Desmond Conference Center are included in our Proxy Statement. Shareholders will consider and take action on the following matters:

         1. Election of eight directors to serve until the next annual meeting of shareholders;

         2. Ratification of the appointment of Arthur Andersen LLP as independent certified public accountants for fiscal year 2002; and

         3. Transaction of any other business that is properly raised at the meeting.

         Your Board of Directors recommends a vote "in favor of" the two proposals.


                                           Brendan P. Bovaird
                                           Corporate Secretary





                                 460 NORTH GULPH ROAD, KING OF PRUSSIA, PA 19406

TABLE OF CONTENTS


  Annual Meeting Information..............................................................................   1
       Who is entitled to vote?...........................................................................   1
       What am I voting on?...............................................................................   1
       How does the Board of Directors recommend I vote on the proposals?.................................   1
       What does it mean if I get more than one proxy card?...............................................   2
       How do I vote?.....................................................................................   2
       What is a quorum?..................................................................................   2
       What vote is required to approve each item?........................................................   2
       Who will count the vote?...........................................................................   2
       What are the deadlines for shareholders' proposals for next year's
           Annual Meeting?................................................................................   3
       How much did this proxy solicitation cost?.........................................................   3
  Securities Ownership of Management......................................................................   3
  Securities Ownership of Certain Beneficial Owners.......................................................   5
  Item 1 - Election of Directors..........................................................................   5
       Nominees...........................................................................................   5
       Board Committees and Meeting Attendance............................................................   9
  Compensation of Directors...............................................................................  11
       Amended and Restated Directors' Equity Compensation Pan............................................  12
       2000 Directors' Stock Option Plan..................................................................  12

                                       i



  Report of the Audit Committee of the Board of Directors.................................................  13
  Report of the Independent Accountants' Fees.............................................................  14
  Report of the Compensation and Management Development Committee
      of the Board of Directors...........................................................................  15
  Corporate Performance...................................................................................  19
  Compensation of Executive Officers......................................................................  20
       Summary of Compensation............................................................................  20
       Option Exercises in Fiscal Year 2001 and Fiscal Year-End Option Values.............................  23
       Retirement Benefits................................................................................  25
       Severance Pay Plan for Senior Executive Employees..................................................  26
       Change of Control Arrangements.....................................................................  26
       Stock Ownership Policy and Indebtedness of Management..............................................  27
       Stock Price Information............................................................................  27
  Item 2 - Ratification of Appointment of Independent Certified Public Accountants........................  27
  Item 3 - Other Matters..................................................................................  28
  Glossary ...............................................................................................  29


                                UGI CORPORATION
                             460 North Gulph Road
                      King of Prussia, Pennsylvania 19406


 -----------------------------------------------------------------------------
                                Proxy Statement
 -----------------------------------------------------------------------------



Annual Meeting Information

     This proxy statement contains information related to the Annual Meeting of Shareholders of UGI Corporation to be held on Tuesday, February 26, 2002, beginning at 10:00 a.m., at The Desmond Hotel and Conference Center, One Liberty Boulevard, Malvern, Pennsylvania, and at any postponements or adjournments thereof.

     Please refer to the map showing the meeting location which appears at the back of this booklet. This proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the Annual Meeting. It will be mailed to shareholders on January 4, 2002.

Who is entitled to vote?

     Shareholders owning our Common Stock on November 30, 2001 are entitled to vote at the Annual Meeting, or any postponement or adjournment of the meeting. Each Shareholder has one vote per share on all matters to be voted on. On November 30, 2001, there were 27,339,684 shares of Common Stock outstanding.

What am I voting on?

     You will be asked to elect nominees to serve on the Board of Directors, and to ratify the appointment of our independent accountants for fiscal year 2002. The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the Proxies will vote in accordance with their best judgment.

How does the Board of Directors recommend I vote on the proposals?

     The Board recommends a vote FOR each of the nominees, and FOR the ratification of the appointment of Arthur Andersen LLP as our independent certified public accountants for fiscal year 2002.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one card. Please complete, sign and return all of the proxy cards you receive to ensure that all of your shares are voted.

How do I vote?

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your Proxies will vote for the persons nominated for election as directors, and in favor of ratifying the appointment of Arthur Andersen LLP as independent certified public accountants for fiscal year 2002. You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Corporate Secretary, UGI Corporation, 460 North Gulph Road, King of Prussia, Pennsylvania 19406, submit another properly signed proxy with a more recent date, or vote in person at the meeting.

What is a quorum?

     A "quorum" is the presence at the meeting, in person or represented by Proxy, of the holders of a majority of the outstanding shares. There must be a quorum for the meeting to be held. Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Pennsylvania law. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast under Pennsylvania law. Broker non-votes will not affect the outcome of a vote on a particular matter.

What vote is required to approve each item?

     The director nominees will be elected by a plurality of the votes cast at the Annual Meeting. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast at the meeting on the item to be approved.

Who will count the vote?

     Mellon Investor Services LLC, our Transfer Agent, will tabulate the votes cast by proxy or in person at the Annual Meeting.

What are the deadlines for shareholders' proposals for next year's Annual
Meeting?

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than September 6, 2002. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the Annual Meeting in 2003 by November 20, 2002 and a matter is raised at that meeting, the Proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Corporate Secretary.

How much did this proxy solicitation cost?

     The Company has engaged Georgeson Shareholder to solicit proxies for the Company for a fee of $6,000 plus expenses. We also reimburse banks, brokerage firms and other institutions, nominees, custodians and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions. Certain directors, officers and regular employees of the Company and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation.

Securities Ownership of Management

     The following table shows the number of shares of Common Stock beneficially owned by each director, by each of the executive officers named in the Summary Compensation Table on page 20, and by all directors and executive officers as a group. The table shows ownership as of November 1, 2001, except for Mr. Jones, whose ownership is shown as of December 18, 2001.

     Our subsidiary AmeriGas Propane, Inc. is the General Partner of AmeriGas Partners, L.P. The table also shows, as of November 1, 2001, the number of Common Units of AmeriGas Partners beneficially owned by each director and executive officer and by all directors and executive officers as a group.

     Mr. Greenberg beneficially owns approximately 2.1% of the outstanding Common Stock. Each other person named in the table beneficially owns less than 1% of the outstanding Common Stock. Directors and executive officers as a group own approximately 3.8% of the outstanding Common Stock and less than 1% of the outstanding Common Units of AmeriGas Partners. For purposes of reporting total beneficial ownership, Shares which may be acquired within 60 days of November 1, 2001 through stock option exercises are included.


---------------------------------------------------------------------------------------------------------------------
                                 Security Ownership of Directors and Executive Officers
---------------------------------------------------------------------------------------------------------------------


                                  Aggregate Number                                                   Aggregate Number of
                                  of Shares of UGI                                                         AmeriGas
                                    Common Stock            Units Held           Exercisable            Partners, L.P.
                                    Beneficially         Under Directors'      Options for UGI           Common Units
          Name                       Owned (1)           Equity Plan (2)            Stock           Beneficially Owned (1)
---------------------------------------------------------------------------------------------------------------------------
James W. Stratton                        1,997(3)               12,060                13,800                    1,000(3)
---------------------------------------------------------------------------------------------------------------------------
Richard C. Gozon                         6,997                  17,051                13,800                    5,000
---------------------------------------------------------------------------------------------------------------------------
Stephen D. Ban                           6,793(4)                8,578                11,700                        0
---------------------------------------------------------------------------------------------------------------------------
Lon R. Greenberg                       111,867(5)                    0               461,459                    6,500(5)
---------------------------------------------------------------------------------------------------------------------------
Marvin O. Schlanger                      2,369                   5,559                 8,800                    1,000(6)
---------------------------------------------------------------------------------------------------------------------------
Thomas F. Donovan                        1,969                   2,772                 8,800                    1,000
---------------------------------------------------------------------------------------------------------------------------
Anne Pol                                 1,728                   7,888                 8,800                        0
---------------------------------------------------------------------------------------------------------------------------
Ernest E. Jones                              0                       0                     0                        0
---------------------------------------------------------------------------------------------------------------------------
Anthony J. Mendicino                    38,007(7)                    0                45,000                   10,000(7)
--------------------------------------------------------------------------------------------------------------------------
Robert J. Chaney                        38,450                       0                77,528                        0
--------------------------------------------------------------------------------------------------------------------------
Eugene V. N. Bissell                    37,047(8)                    0                18,579                   12,750(8)
--------------------------------------------------------------------------------------------------------------------------
Brendan P. Bovaird                      22,690(9)                    0                30,000                    1,000(9)
--------------------------------------------------------------------------------------------------------------------------
Directors and executive
 officers as a group (13
 persons)                              283,267                  53,908               755,599                   38,250
--------------------------------------------------------------------------------------------------------------------------

(1) Sole voting and investment power unless otherwise specified.
(2) The Amended and Restated Directors' Equity Compensation Plan provides that Units will be converted to Shares and paid out to directors upon their retirement or termination of service.
(3) Mr. Stratton's Shares and Common Units are held jointly with his spouse.
(4) Dr. Ban's Shares are held in a revocable trust.
(5) Mr. Greenberg holds 88,220 Shares jointly with his spouse and 5,832 Shares represented by units held in the UGI Stock Fund of the 401(k) Employee Savings Plan, based on September 30, 2001 statements. Mr. Greenberg's adult children hold 4,500 of the Common Units shown.
(6) Mr. Schlanger's spouse holds all Common Units shown.
(7) Mr. Mendicino holds 86 Shares and all Common Units jointly with his spouse.
(8) Mr. Bissell's Shares and Common Units are held jointly with his spouse.
(9) Mr. Bovaird holds 19,993 Shares jointly with his spouse and 2,697 Shares represented by units held in the UGI Stock Fund of the 401(k) Employee Savings Plan, based on September 30, 2001 statements. Mr. Bovaird's Common Units are held jointly with his spouse.

Section 16 (a) - Beneficial Ownership
Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Company to send reports of their ownership of Shares and changes in ownership to the Securities and Exchange Commission. Based on our records, we believe that during Fiscal 2001 our directors and officers complied with all SEC filing requirements applicable to them.

Securities ownership of Certain Beneficial Owners __________________

     The following table shows information regarding each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock. The ownership information below is based on information reported on Form 13F as filed with the Securities and Exchange Commission in November 2001 for the quarter ended September 30, 2001.



---------------------------------------------------------------------------------------------------
                        Securities Ownership of Certain Beneficial Owners
---------------------------------------------------------------------------------------------------

         Title of                   Name and Address of         Amount and Nature of    Percent of
           Class                     Beneficial Owner           Beneficial Ownership     Class (1)
---------------------------------------------------------------------------------------------------

Common Stock                 Snyder Capital Management LP             2,351,550            8.6%
                             350 California Street, Suite 1460
                             San Francisco, CA 94104-1436
---------------------------------------------------------------------------------------------------

(1) Based on 27,339,684 Shares of Common Stock issued and outstanding at November 30, 2001.



---------------------------------------------------------------------------------------------------
                                  Item 1 -- Election of Directors
---------------------------------------------------------------------------------------------------



Nominees

     Eight directors will be elected at the Annual Meeting. Directors will serve until the next annual meeting or until their earlier resignation or removal. If any nominee is not available for election, proxies will be voted for another person nominated by the Board of Directors or the size of the Board will be reduced. Seven members of the Board of Directors elected at last year's annual meeting are standing for election this year, together with Mr. Jones, who was elected to the Board effective January 1, 2002.

     The nominees are as follows:

--------------------------------------------------------------------------------
James W. Stratton
Director since 1979
Age 65
--------------------------------------------------------------------------------

     Mr. Stratton is the Chairman, Chief Executive Officer, and a director of Stratton Management Company (an investment advisory and financial consulting firm) (since 1972). He is also Chairman and a director of EFI (a financial services firm) (since 1979). Mr. Stratton serves as a director of UGI Utilities, Inc.; AmeriGas Propane, Inc.; Stratton Growth Fund, Inc.; Stratton Monthly Dividend REIT Shares, Inc.; Stratton Small-Cap Value Fund; Teleflex, Inc.; and BE&K, Inc.

--------------------------------------------------------------------------------
Richard C. Gozon
Director since 1989
Age 63
--------------------------------------------------------------------------------

     Mr. Gozon is Executive Vice President of Weyerhaeuser Company (an integrated forest products company) (since 1994). He was formerly a director (1984 to 1993), President and Chief Operating Officer of Alco Standard Corporation (a provider of paper and office products) (1988 to 1993); Executive Vice President and Chief Operating Officer (1988), President (1985 to 1987) of Paper Corporation of America. He also serves as a director of UGI Utilities, Inc.; AmeriGas Propane, Inc., AmeriSource Bergen Corp.; and Triumph Group, Inc.

--------------------------------------------------------------------------------
Stephen D. Ban
Director since 1991
Age 61
--------------------------------------------------------------------------------

     Dr. Ban is the past President and Chief Executive Officer of the Gas Research Institute (gas industry research and development funded by distributors, transporters, and producers of natural gas) (1987 through 1999). He formerly served as Executive Vice President. Prior to coming to GRI in 1981, he was Vice President, Research and Development and Quality Control of Bituminous Materials, Inc. Dr. Ban also serves as a director of UGI Utilities, Inc. and Energen Corporation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lon R. Greenberg
Director since 1994
Age 51
--------------------------------------------------------------------------------

     Mr. Greenberg has been Chairman of the Board of Directors of UGI since August 1996, Chief Executive Officer since August 1995, and President since 1994. He was formerly Vice Chairman of the Board (1995 to 1996), and Senior Vice President - Legal and Corporate Development (1989 to 1994). Mr. Greenberg also serves as a director of UGI Utilities, Inc.; and AmeriGas Propane, Inc.

--------------------------------------------------------------------------------
Marvin O. Schlanger
Director since 1998
Age 53
--------------------------------------------------------------------------------

     Mr. Schlanger is Chairman of the Board and Chief Executive Officer of Resolution Performance Products, Inc. (a global producer and marketer of intermediate and specialty chemicals) (November 2000 to present). Mr. Schlanger is also a Principal in the firm of Cherry Hill Chemical Investments, L.L.C. (management services and capital for chemical and allied industries) (October 1998 to present). He also has served as interim President of OneChem, Ltd. (1999 to 2000). Mr. Schlanger was previously President and Chief Executive Officer (May 1998 to October 1998), Executive Vice President and Chief Operating Officer (1994 to May 1998) and a director (1994 to 1998) of ARCO Chemical Company. He also held the position of Senior Vice President of ARCO Chemical Company and President of ARCO Chemical Americas Company (1992 to 1994). Mr. Schlanger also serves as a director of UGI Utilities, Inc.; OneChem, Ltd.; and Wellman, Inc.

--------------------------------------------------------------------------------
Thomas F. Donovan
Director since 1998
Age 68
______________________________________________________________________________

     Mr. Donovan retired as Vice Chairman of Mellon Bank on January 31, 1997, a position he had held since 1988. He continues to serve as a director of UGI Utilities, Inc.; AmeriGas Propane, Inc. and Nuclear Electric Insurance Ltd.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Anne Pol
Director 1993 through 1997 and
since December 1999
Age 54
--------------------------------------------------------------------------------

     Mrs. Pol is President and Chief Operating Officer of Trex Enterprises Corporation (a high technology research and development company), a position she has held since October 15, 2001. She previously served as Senior Vice President, Thermo Electron Corporation (environmental monitoring, analytical instruments and a major producer of recycling equipment, biomedical products and alternative energy systems) (1998 to 2001); and Vice President (1996 to 1998). Mrs. Pol also served as President, Pitney Bowes Shipping and Weighing Systems Division, a business unit of Pitney Bowes Inc. (mailing and related business equipment) (1993 to 1996); Vice President, New Product Programs in the Mailing Systems Division of Pitney Bowes Inc. (1991 to 1993); and Vice President, Manufacturing Operations in the Mailing Systems Division of Pitney Bowes Inc. (1990 to 1991).

--------------------------------------------------------------------------------
Ernest E. Jones
Director since 2002
Age 57
--------------------------------------------------------------------------------

     Mr. Jones is President and Chief Executive Officer of Philadelphia Workforce Development Corporation (an agency which funds, coordinates and implements employment and training activities in Philadelphia), a position he has held since 1998. He formerly served as President and Executive Director of the Greater Philadelphia Urban Affairs Coalition (1983 to 1998). Mr. Jones also served as Executive Director of Community Legal Services, Inc. (1977 to 1983). Mr. Jones also serves as a director of the African American Museum in Philadelphia; First Union Regional Foundation; Thomas Jefferson University; United Way of Southeastern Pennsylvania; and the William Penn Foundation.

Board Committees and Meeting Attendance

     The Board of Directors has five committees, the Audit, Compensation and Management Development, Executive, Nominating, and Planning and Finance Committees. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.



-------------------------------------------------------------------------------------------------
                      Committee Membership and Meetings Held in Fiscal 2001
-------------------------------------------------------------------------------------------------
                                 Compensation
                                     and                                              Planning
                                  Management                                             and
   Name            Audit          Development        Executive       Nominating        Finance
-------------------------------------------------------------------------------------------------

J. W. Stratton                                        [check]*         [check]*         [check]

-------------------------------------------------------------------------------------------------
R. C. Gozon                          [check]*         [check]          [check]          [check]
-------------------------------------------------------------------------------------------------
S. D. Ban ++                                                                            [check]
-------------------------------------------------------------------------------------------------
L. R. Greenberg                                       [check]                           [check]
-------------------------------------------------------------------------------------------------
T. F. Donovan       [check]*         [check]
-------------------------------------------------------------------------------------------------
M. O. Schlanger ++  [check]                                                             [check]*
-------------------------------------------------------------------------------------------------
A. Pol ++           [check]          [check]
-------------------------------------------------------------------------------------------------
No. of Meetings in
Fiscal 2001**           2                3                1                1              1
-------------------------------------------------------------------------------------------------

 [check]  Member
    *     Chairperson
    ** The Board held 10 meetings in Fiscal 2001. All directors attended all meetings of the Board of Directors and all meetings of Committees of the Board of which they were members.
    ++ Dr. Ban also serves as Chairperson for the Pension Committee of the Board of Directors of UGI Utilities, Inc., a subsidiary of the Company. Mr. Schlanger and Mrs. Pol are also members of the Pension Committee.

Audit Committee

 . Oversees the Company's financial reporting process and the adequacy of its controls relative to financial and business risk.

 . Monitors the independence of the Company's independent public accountants and the performance of the independent public accountants and the internal audit staff.

 . Recommends to the Board the engagement or replacement of the Company's independent public accountants.

 . Provides a means for open communication among the Company's independent public accountants, management, internal audit staff and the Board.

Compensation and Management
Development Committee

 .  Establishes executive compensation policies and programs.

 . Recommends to the Board base salaries and target bonus levels for executive officers.

 . Reviews the Company's management development and succession planning policies.

 . Approves the awards and payments to be made to employees of the Company and its subsidiaries under its long-term compensation plans.

 . Makes recommendations to the Board of Directors concerning outside director compensation.

Executive Committee

 . Has the full power of the Board between meetings of the Board, with specified limitations relating to major corporate matters.

Nominating Committee

 . Reviews the qualification of persons eligible to stand for election as directors and makes recommendation to the Board on this matter.

 . Considers as nominees for director qualified persons recommended by directors, management and shareholders. Written recommendations for director nominees should be delivered to the Corporate Secretary, UGI Corporation, 460 North Gulph Road, King of Prussia, PA 19406. The Company's bylaws do not permit Shareholders to nominate candidates from the floor at an annual meeting without notifying the Corporate Secretary 45 days prior to the anniversary of the mailing date of the Company's proxy statement for the previous year's annual meeting. Notification must include certain information detailed in the Company's bylaws. If you intend to nominate a candidate from the floor at an annual meeting, please contact the Corporate Secretary.

Planning and Finance Committee

 . Reviews the overall business and financial planning of the Company and its capital expenditures and operating budgets.

Compensation of Directors

     The table below shows the components of director compensation for Fiscal 2001.

---------------------------------------------------------------------------------------------------------
                                       Directors' Compensation (1)
---------------------------------------------------------------------------------------------------------
                                                                    Cash                    Equity
                                                                Component (2)             Component
---------------------------------------------------------------------------------------------------------
 Annual retainer                                                 $18,500 (3)           135 Shares (3)
                                                                                        630 Units (4)
                                                                                      4,800 Options (5)
---------------------------------------------------------------------------------------------------------
 Annual retainer for Committee Chair                             $ 2,500                      --
---------------------------------------------------------------------------------------------------------
 Annual retainer for Executive Committee member                  $ 1,500                      --
---------------------------------------------------------------------------------------------------------
 Annual retainer for Nominating Committee member                 $ 1,500                      --
---------------------------------------------------------------------------------------------------------
 Board attendance fee (per meeting)                              $ 1,000                      --
---------------------------------------------------------------------------------------------------------
 Committee attendance fee (per meeting)                          $ 1,000                      --
---------------------------------------------------------------------------------------------------------
 Fee for special service related to Board                        $ l,000                      --
    business rendered at the request of the
    Chairman of the Board
---------------------------------------------------------------------------------------------------------

(1) A director who is an officer or employee of the Company or its subsidiaries is not compensated for service on the Board or on any Committee of the Board.
(2) Directors can defer, until they leave the Board or reach age 70, the receipt of all or a part of the cash retainers and fees payable to them for services as a director. Messrs. Ban, Gozon and Schlanger, and Mrs. Pol elected this deferral option.
(3) $18,500 of the annual retainer of $22,000 is paid in cash and $3,500 is paid in whole shares of Common Stock pursuant to the Amended and Restated Directors' Equity Compensation Plan described below. Fractional Shares are paid in cash. Each Share had a fair market value of $25.875 on December 29, 2000.
(4) An award of Units was made effective January 1, 2001 pursuant to the Amended and Restated Directors' Equity Compensation Plan described below.
(5) An award of options for the purchase of Common Stock was made effective January 1, 2001 pursuant to the 2000 Directors' Stock Option Plan described below. These options are immediately exercisable.

Amended and Restated Directors'
  Equity Compensation Plan

     The Amended and Restated Directors' Equity Compensation Plan provides for annual awards to directors of (i) shares of Common Stock and (ii) 630 Units. A Unit represents an interest equivalent to one share of Common Stock. Directors' annual retainer fees in excess of $18,500 are paid in Common Stock. The fair market value of the Stock is determined as of the first day of the calendar year. The Stock is issued promptly after the first meeting of the Board of Directors in each calendar year. The amount of the annual retainer fee and the corresponding grant of Stock are prorated for any director who commences service during a calendar year. Fractional shares are paid in cash. Prior to the beginning of each calendar year, participants may elect to defer any portion of their meeting fees and the cash portion of their annual retainer into Units.

     All whole Units credited to a director earn dividend equivalents on each record date for the payment of a dividend by the Company on its Common Stock. A dividend equivalent is an amount determined by multiplying the number of Units credited to a participant's account by the per-share cash dividend, or the per-share fair market value of any non-cash dividend, paid by the Company on its Shares on a dividend payment date. Accrued dividend equivalents are converted to additional whole Units annually, on the last day of the calendar year.

     All Units and dividend equivalents are fully vested when credited to the participant's account. Account balances become payable in Shares upon retirement or termination of service, unless the director elected to defer receipt of those benefits.

2000 Directors' Stock Option Plan

     The 2000 Directors' Stock Option Plan provides for stock option grants to non-employee directors. The number of options to be granted is determined by the Compensation and Management Development Committee of the Board, subject to Board approval. In making awards, the Committee relies on management recommendations made in consultation with the Company's independent compensation consultants. No participant may be granted options relating to more than 10,000 Shares in any calendar year. Except as otherwise provided by the Committee, all options granted under the Plan are fully vested on the date of grant. The option price per Share may not be less than 100% of fair market value of the Stock on the effective date of the option.

     Notwithstanding anything to the contrary, the following reports of the Audit Committee and the Compensation and Management Development Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Audit Committee of the Board of Directors

     The Audit Committee is composed of three directors. Each of us is independent as defined by the listing standards of the New York Stock Exchange. We have recommended, and the Board has adopted, a written Audit Committee charter.

     Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility as members of the Audit Committee is to oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company's financial statements. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

     We have reviewed and discussed with management and the independent accountants the Company's audited financial statements for fiscal 2001. In addition, we have discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     We have also received from the independent accountants written disclosures and a letter concerning the independent accountants' independence from the Company, as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." These disclosures have been reviewed by us and discussed with the independent accountants.

     Based on these reviews and discussions, we have recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2001 for filing with the Securities and Exchange Commission.

                                Audit Committee

                          Thomas F. Donovan, Chairman
                                   Anne Pol
                              Marvin O. Schlanger


Report of The Independent Accountants' Fees

     The aggregate fees billed by Arthur Andersen LLP, the Company's independent public accountants, in fiscal 2001 were as follows:

Audit Fees

     For professional services rendered for
(1) the audit of the annual consolidated
financial statements of the Company and
its subsidiaries, including AmeriGas
Partners, L.P., UGI Utilities, Inc. and
Flaga GmbH, and (2) the reviews of the
Quarterly Reports on Form 10-Q of the
Company, AmeriGas Partners, L.P. and UGI
Utilities, Inc......................................................  $577,000

Audit-Related Fees

     For professional services rendered for
(1) the audit of the annual financial statements
of significant businesses acquired by AmeriGas
Partners, L.P., (2) the audit of employee benefit
plans of the Company's subsidiaries, and (3) in
connection with securities offerings by the
Company's subsidiaries..............................................  $598,000

Report of The Compensation and Management Development
  Committee of The Board of Directors

Role of the Committee

     The Committee establishes and oversees the Company's executive compensation policies and programs. The Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

     Our Committee is comprised of independent outside directors, none of whom is or was an officer or employee of the Company or its subsidiaries. Periodically, we solicit and receive recommendations and advice from independent third party compensation consultants. Towers Perrin has acted in this capacity since 1986. Compensation for the chief executive officers of each of UGI Utilities, Inc. and AmeriGas Propane, Inc. is determined by the Compensation Committee and Board of Directors of those companies under the same process described in this report.

Executive Compensation Program

     The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.

     Compensation for Company executives consists of both cash and equity-based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunity under the Company's Annual Bonus Plan. Currently long-term equity-based opportunities are provided under the Company's 2000 Stock Incentive Plan.

     The Committee determines base salary ranges for executive officers based upon competitive pay practices in general industry and the energy services industry. The base salary ranges for all executive officers were set at the 50th percentile of the survey companies. For fiscal year 2001, as has been the practice in the past, the Committee reviewed a report from Towers Perrin which compared base salary ranges for executive officers with base salary ranges for similar positions, as reported in published survey results in Towers Perrin's Executive Compensation Database, and Towers Perrin's Energy Services Executive Compensation Database. This comparison was weighted to reflect the Company's approximate business mix.

     Annually, the Committee recommends to the Board of Directors changes in actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

     The Committee also oversees the Company's Annual Bonus Plan for executive officers. We establish challenging objectives based on business targets. For Messrs. Greenberg, Mendicino, and Bovaird, the sole objective in 2001 was achieving financial performance for the Company. Mr. Bissell is covered under the AmeriGas Propane, Inc. Annual Bonus Plan. Mr. Bissell had a combination of financial and business performance objectives. Of these objectives, the financial objective has the greatest weight. Mr. Chaney is covered under the UGI Utilities, Inc. Annual Bonus Plan. For Mr. Chaney, the sole objective was achieving the financial performance goal for UGI Utilities, Inc.

     Each year, after completion of the audit of the Company's financial statements, the Committee reviews business results and determines and recommends to the Board cash bonus payments under the terms of the Annual Bonus Plan. The financial objective for fiscal year 2001 for UGI Corporation executives was achievement of targeted earnings per share. For executives whose sole objective is achieving a financial performance goal, bonus payments are subject to a maximum 15% adjustment of the calculated bonus based on the individual's contribution having a significant impact on corporate performance. During fiscal year 2001, the financial objective for UGI Utilities, Inc. was net earnings after preferred stock dividends. For AmeriGas Propane, Inc. the financial objective was earnings before interest, taxes, depreciation and amortization ("EBITDA"), while business performance objectives measured improvement in safety and customer growth.

     Periodically, the Committee reviews the overall competitiveness of the Annual Bonus Plan with its compensation consultant. For 2001, using the published survey sources and methodology previously identified, the Annual Bonus Plan target bonus opportunity for each executive remained at the 75th percentile of the survey companies. The 75th percentile level was determined to be appropriate in light of the Committee's view that the annual bonus opportunities should have a high reward potential to recognize the difficulty of achieving the annual goals and the significant corporate impact of doing so.

     The Committee believes that the Company competes for key executives from a broad pool of companies in general industry and the energy industry. This pool of companies is much larger than the group of companies comprising the S&P Utilities Index, against which total shareholder return is compared in the "Corporate Performance" section of this Proxy Statement. Therefore, the survey companies used to determine competitive pay practices and establish base salary ranges, Annual Bonus Plan target opportunities and long-term equity-based awards, are not the same as the companies comprising the S&P Utilities Index.

     The Committee oversees the Company's long-term equity-based plans. Long-term equity-based pay is set at the 50th percentile of the survey companies. The 2000 Stock

Incentive Plan is an omnibus plan that permits grants of (i) stock options, (ii) dividend equivalents, and (iii) restricted stock. All dividend equivalents and restricted stock grants are subject to objective, performance-based goals. The 2000 Plan is intended to provide a strong incentive for improved financial performance. The Committee selects performance criteria such as relative total shareholder return or stock price appreciation targets designed to reconfirm the Company's long-standing goal of providing superior shareholder returns. The Committee made awards under the 2000 Plan during fiscal year 2001. These awards consisted of restricted shares of UGI Common Stock and a cash award equivalent to the dividends on the corresponding number of Shares paid during the restriction period. In the case of Mr. Bissell, the award consisted of restricted AmeriGas Partners Common Units and a similar cash award based on Partnership distributions. Award levels were set by the Committee based on competitive practices as reported by Towers Perrin.

Fiscal Year 2001 CEO Compensation

     The compensation for Mr. Greenberg recommended to the Board of Directors was based upon a number of factors and criteria. These include the procedure for determining base salary ranges, actual salaries within ranges, Annual Bonus Plan targets and long-term incentive awards described earlier in this report.

     Base Salary. For 2001, the Committee determined that Mr. Greenberg's base salary be increased by 6.0% over the level set for fiscal year 2000. The Committee's determination was based on Mr. Greenberg's position in salary range and his distinguished performance in advancing the company's strategic goals as well as his overall leadership in guiding the Company's improving financial performance.

     Annual Bonus. For 2001, Mr. Greenberg earned the annual bonus shown on page
20. The amount of this bonus is based on the Company's fiscal year 2001 earnings per share, which increased 28% over fiscal year 2000 earnings, and exceeded targeted levels. In addition, the amount of Mr. Greenberg's annual bonus was adjusted to reflect his continued strong leadership and significant accomplishments throughout 2001, including overseeing several major business acquisitions.

     Long-Term Incentive. During fiscal 2001, after consultation with Towers Perrin, the Board made grants to Mr. Greenberg under the 2000 Stock Incentive Plan of 12,500 restricted shares in January 2001 and 37,500 restricted shares in September 2001. These grants are based on competitive long-term incentive award levels. The performance period for these grants will end December 31, 2003.

Policy on Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and the other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders. The 2000 Stock Incentive Plan was designed to meet the requirements of Section 162(m).

     To the extent possible, the Committee intends to preserve deductibility of compensation, but it may choose to provide compensation that is not deductible in order to maximize shareholder return and to retain and reward high-performing executives.

                          Compensation and Management
                             Development Committee

                          Richard C. Gozon, Chairman
                               Thomas F. Donovan
                                   Anne Pol

Corporate Performance shown.

   The line graph shown below shows a five-year comparison of the cumulative total shareholder return on the Common Stock of the Company as compared to the cumulative total return of two other indices: the S&P 500 Index and the S&P Utilities Index. The annualized returns reflected in the graph for the Company, the S&P 500 Index and the S&P Utilities Index were 9.65%, 10.23%, and 9.81% respectively.


        Comparison of 5 Year Cumulative Total Shareholder Return Amoung
               UGI Corporation, S&P 500, and S&P Utiliites Index

                               [Graphic to Come]



                                1996    1997    1998    1999    2000    20001
--------------------------------------------------------------------------------
UGI Corporation                100.00  124.79  110.50  118.80  133.29   158.50
--------------------------------------------------------------------------------
S&P 500                        100.00  140.45  153.15  195.74  221.74   162.71
--------------------------------------------------------------------------------
S&P Utilities Index            100.00  114.38  148.72  146.98  212.43   159.68
--------------------------------------------------------------------------------

  The performance illustrated assumes that $100 was invested in UGI Common Stock and each index on September 30, 1996, and that all dividends were reinvested.

Compensation of Executive Officers

Summary of Compensation

  The following table shows cash and other compensation paid or accrued during the last three fiscal years to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers.



                                                     Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Long Term Compensation
-----------------------------------------------------------------------------------------------------------------------------------

                                           Annual Compensation                  Awards                  Payouts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Securities
                                                               Other                       Under-                           All
                                                               Annual    Restricted        lying                           Other
   Name and Principal     Fiscal                               Compen-     Stock          Options/          LTIP          Compen-
        Position           Year    Salary      Bonus (1)      sation (2)  Awards (3)        SARs           Payouts      sation (4)
-----------------------------------------------------------------------------------------------------------------------------------
Lon R. Greenberg            2001  $667,799       $595,010     $14,849    $  323,438            0          $      0        $20,939
 Chairman, President                                                     $1,000,875            0
  and Chief Executive       2000  $640,662       $262,836     $13,092    $        0      225,000 (5a)     $      0        $20,417
  Officer                   1999  $587,139       $266,776     $11,359    $  611,260      225,000 (5b)     $      0        $18,273
-----------------------------------------------------------------------------------------------------------------------------------
Anthony J. Mendicino        2001  $285,864       $154,562     $     0    $   64,688            0          $      0        $ 8,226
 Vice President -                                                        $  226,866
 Finance and Chief          2000  $271,953       $ 79,715     $     0    $        0       45,000 (5a)     $      0        $ 4,868
 Financial Officer          1999  $247,499       $ 77,740     $     0    $  305,625            0          $      0
-----------------------------------------------------------------------------------------------------------------------------------
Eugene V. N. Bissell        2001  $329,415       $ 236,313     $   300   $   28,263            0          $      0        $48,072
 President and Chief                                                     $   99,725
  Executive Officer,        2000  $245,366       $  59,253     $ 3,142   $        0       28,000 (5a)     $      0        $31,886
 AmeriGas Propane,                                                                        12,750 (5d)            0
 Inc.                       1999  $194,335       $  54,668     $ 1,706   $  142,625            0          $386,250 (6)    $21,900
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Chaney            2001  $285,500       $ 144,144     $ 7,511   $   64,688            0         $       0        $ 9,609
 President and Chief                                                     $  133,450
 Executive Officer,         2000  $264,307       $ 141,570     $ 5,898   $        0       45,000 (5a)    $       0        $ 7,569
 UGI Utilities, Inc.        1999  $221,445       $  72,109     $ 7,817   $  142,625        5,556 (5c)    $       0        $ 5,742
-----------------------------------------------------------------------------------------------------------------------------------
Brendan P. Bovaird          2001  $222,283       $  96,708     $ 4,860   $   38,813             0        $       0        $ 6,112
 Vice President and                                                      $  120,105
 General Counsel            2000  $210,392       $  49,349     $ 6,332   $        0        28,000 (5a)   $       0        $ 5,927
                            1999  $189,600       $  53,048     $14,399   $  142,625             0        $       0        $ 5,215
-----------------------------------------------------------------------------------------------------------------------------------

(1) Bonuses earned under the Annual Bonus Plan are for the year reported, regardless of the year paid. The Company's Annual Bonus Plan is based on the achievement of business and/or financial performance objectives, which support business plans and goals. Bonus opportunities vary by position and for Fiscal 2001 ranged from 0% to 173% of base salary for Mr. Greenberg, 0% to 115% for Mr. Mendicino, 0% to 114% for Mr. Bissell, 0% to 87% for Mr. Chaney, and 0% to 92% for Mr. Bovaird.

(2)  Amounts represent tax payment reimbursements for certain benefits.

(3) Effective January 1, 2001 and September 25, 2001, the Board of Directors of the Company and, with respect to Mr. Chaney, the Board of Directors of UGI Utilities, Inc., approved performance-contingent restricted stock awards to the Named Executives, other than Mr. Bissell, under the UGI Corporation 2000 Stock Incentive Plan. Effective January 1, 2001 and September 24, 2001, the Board of Directors of AmeriGas Propane, Inc. approved performance contingent restricted Unit awards to Mr. Bissell under the 2000 AmeriGas Propane, Inc. Long-Term Incentive Plan. Under these plans, shares of UGI Common Stock or, in the case of Mr. Bissell, Common Units of AmeriGas Partners, were awarded based on the Company's progress in achieving strategic initiatives and goals contained in the Company's 2000 Budget and Plan.

  The performance contingency for the January 2001 restricted stock awards has been met. Accordingly, the restriction period will end on December 31, 2003. The performance requirement was an average closing price per Share on the New York Stock Exchange equal to $26.00 for a period of five consecutive trading days. The performance contingency for the September 2001 restricted stock awards has also been met and the restriction period will end on December 31, 2003. That performance requirement was an average closing price per Share on the New York Stock Exchange equal to $29.00 for a period of five consecutive trading days. When the restriction period ends, the executive will also receive an amount of cash equal to the per share dividends paid on the Company's Shares during the restriction period multiplied by the number of restricted Shares awarded.

  The performance contingency for the January 2001 restricted Common Unit award has been met. Accordingly, the restriction period will end on December 31, 2003. The performance requirement was an average closing price per Unit on the New York Stock Exchange equal to $19.00 for a period of five consecutive trading days. The performance contingency for the September 2001 restricted Common Unit award has also been met and the restriction period will end on December 31, 2003. That performance requirement was an average closing price per Unit on the New York Stock Exchange equal to $23.75 for a period of five consecutive trading days. When the restriction period ends, the executive will also receive an amount of cash equal to the per Unit distributions paid on the Common Units during the restriction period multiplied by the number of restricted Units awarded.

  The dollar values shown in the table above represent the aggregate value of each award on the date of grant, determined by multiplying the number of shares awarded by the closing price of UGI Common Stock or, for Mr. Bissell, the closing price of a Common Unit on the New York Stock Exchange on the effective dates of the respective grants.

  Based on the closing stock price of UGI Common Stock on the New York Stock Exchange on September 28, 2001, Mr. Greenberg's 50,000 restricted shares had a market value of $1,355,000; Mr. Mendicino's 11,000 restricted shares had a market value of $298,100; Mr. Chaney's 7,500 restricted shares had a market value of $203,250; and Mr. Bovaird's 6,000 restricted shares had a market value of $162,600. Based on the closing unit price of Common Units of AmeriGas Partners, L.P. on the New York Stock Exchange on September 28, 2001, Mr. Bissell's 6,150 restricted Units had a market value of $141,204.

(4) Amounts represent Company contributions in accordance with the provisions of the UGI Utilities, Inc. Employee 401(k) Savings Plan or, for Mr. Bissell, the AmeriGas Propane, Inc. Employee 401(k) Savings Plan and allocations under the Supplemental Executive Retirement Plan. During fiscal years 2001, 2000, and 1999, the following contributions were made to the Named Executives: (i) under the Employee Savings Plan: For each of Messrs. Greenberg, Chaney, and Mendicino $3,825, $3,825 and $3,600; Mr. Bissell, $7,576, $9,424 and $5,000; Mr. Bovaird, $3,825, $3,825 and $3,509;
     and (ii) under the Supplemental Executive Retirement Plan: Mr. Greenberg $17,114, $16,592 and $14,673; Mr. Mendicino, $4,401, $4,043 and $2,178; Mr.
     Chaney, $5,784, $3,744 and $2,142; Mr. Bovaird, $2,287, $2,102 and $1,706;
     and Mr. Bissell, $48,072, $22,462 and $16,900.

(5) (a) Non-qualified stock options granted effective January 1, 2000 under the 1997 SODEP without the opportunity to earn dividend equivalents.

     (b) Non-qualified stock options granted on June 4, 1999 under the 1997 SODEP without the opportunity to earn dividend equivalents.

(5)  (c)   Non-qualified stock options granted under the 1997 SODEP, which included the opportunity for participants to earn dividend equivalents, subject to a comparison of the total return on a share of the Company's Common Stock with the total return achieved by each member of the 1997 SODEP Peer Group over a three-year period beginning January 1, 1997 and ending December 31, 1999. No dividend equivalents were earned for these options.

     (d) Non-qualified stock options granted on July 25, 2000 under the 1997 SODEP without the opportunity to earn dividend equivalents.

(6) Payout under the performance-based AmeriGas Propane, Inc. Long-Term Incentive Plan. The performance contingency was satisfied May 18, 1999 when fifty percent of the Subordinated Units of AmeriGas Partners, L.P. converted to Common Units in accordance with the Partnership Agreement, based on Partnership financial and operating performance. The award was made partially in Common Units (approximately 60%) and partially in cash (approximately 40%). Mr. Bissell received 11,250 Common Units.

Option Exercises in Fiscal 2001
and Fiscal Year-End Option Values

      The table below shows the number and value of stock options for each of the Named Executives:

                                       Option Exercises in Fiscal 2001
                                      And Fiscal Year-End Option Values
----------------------------------------------------------------------------------------------------------
                                                                                         Value of
                          Number of                 Number of Securities               Unexercised
                           Shares                  Underlying Unexercised              In-The-Money
                         Acquired on    Value            Options at                     Options at
         Name             Exercise    Realized        Fiscal Year End                Fiscal Year End*
----------------------------------------------------------------------------------------------------------
                                                 Exercisable  Unexercisable   Exercisable     Unexercisable
----------------------------------------------------------------------------------------------------------
 Lon R. Greenberg             20,000   $155,694       73,959                    $515,864(1)
                                                     200,000        112,500     $895,000(2)
                                                     112,500        150,000     $756,563(3)       $756,563(3)
                                                      75,000                    $485,625(4)       $971,250(4)
----------------------------------------------------------------------------------------------------------
 Anthony J. Mendicino              0   $      0       30,000         30,000     $141,750(5)
                                                      15,000                    $ 97,125(4)       $194,250(4)
----------------------------------------------------------------------------------------------------------
 Eugene V.N. Bissell               0   $      0        9,333         18,667     $ 60,431(4)       $120,869(4)
                                                       4,246          8,504     $ 22,716(6)       $ 45,496(6)
                                                       5,000                    $ 32,375(7)
----------------------------------------------------------------------------------------------------------
 Robert J. Chaney             30,000   $177,027       13,639                    $ 95,132(1)
                                                      35,000                    $156,625(2)
                                                       8,333                    $ 39,373(5)
                                                       5,556                    $ 32,503(8)
                                                      15,000          30,000    $ 97,125(4)       $194,250(4)
----------------------------------------------------------------------------------------------------------
 Brendan P. Bovaird            5,007   $ 44,234
                                                      30,000                    $134,250(2)
                               9,333   $ 76,196                      18,667                       $120,869(4)
----------------------------------------------------------------------------------------------------------

*    The fiscal 2001 year-end closing stock price was $27.10

(1) Value is calculated using the difference between $20.125 (1992 SODEP option price) and $27.10 multiplied by the number of Shares underlying the option.

(2) Value is calculated using the difference between $22.625 (1997 SODEP option grant price at December 10, 1996) and $27.10 multiplied by the number of Shares underlying the option

(3) Value is calculated using the difference between $20.375 (1997 SODEP option grant price at June 4, 1999) and $27.10 multiplied by the number of Shares underlying the option.

(4) Value is calculated using the difference between $20.625 (1997 SODEP option price at January 1, 2000) and $27.10 multiplied by the number of Shares underlying the option.

(5) Value is calculated using the difference between $22.375 (1997 SODEP grant price at September 29, 1998) and $27.10 multiplied by the number of Shares underlying the option.

(6) Value is calculated using the difference between $21.750 (1997 SODEP grant price at July 25, 2000) and $27.10 multiplied by the number of Shares underlying the option.

(7) Value is calculated using the difference between $20.625 (1992 Non-Qualified Stock Option Plan option grant price at December 18, 1995) and $27.10 multiplied by the number of Shares underlying the option.

(8) Value is calculated using the difference between $21.250 (1997 SODEP grant price at February 23, 1999) and $27.10 multiplied by the number of Shares underlying the option.

Retirement Benefits

  The following Pension Plan Benefits Table shows the annual benefits payable upon retirement to the Named Executives other than Mr. Bissell under the Company's Retirement Plan and its Supplemental Executive Retirement Plan. The amounts shown assume the executive retires in 2001 at age 65, and that the aggregate benefits are not subject to statutory maximums. Messrs. Greenberg, Mendicino, Chaney, and Bovaird had, respectively, 21 years, 9 years, 37 years and 6 years of credited service under these Plans at September 30, 2001. Mr. Bissell previously accumulated more than 5 years of credited service with UGI and its subsidiaries before joining AmeriGas Propane, Inc. in 1995. He does not currently participate in the Company's Retirement Plan.



                                        Pension Plan Benefits Table
----------------------------------------------------------------------------------------------------------

                               Annual Plan Benefit for Years of Credited Service Shown (2)
----------------------------------------------------------------------------------------------------------
   Final 5-Year
  Average Annual       5         10        15        20        25        30         35            40
   Earnings (1)      Years     Years     Years     Years     Years     Years      Years         Years
----------------------------------------------------------------------------------------------------------
$   100,000         $  9,500  $ 19,000  $ 28,500  $ 38,000  $ 47,500  $ 57,000  $   66,500   $   68,400 (3)
----------------------------------------------------------------------------------------------------------
$   200,000         $ 19,000  $ 38,000  $ 57,000  $ 76,000  $ 95,000  $114,000  $  133,000   $  136,800 (3)
----------------------------------------------------------------------------------------------------------
$   300,000         $ 28,500  $ 57,000  $ 85,500  $114,000  $142,500  $171,000  $  199,500   $  205,200 (3)
----------------------------------------------------------------------------------------------------------
$   400,000         $ 38,000  $ 76,000  $114,000  $152,000  $190,000  $228,000  $  266,000   $  273,600 (3)
----------------------------------------------------------------------------------------------------------
$   500,000         $ 47,500  $ 95,000  $142,500  $190,000  $237,500  $285,000  $  332,500   $  342,000 (3)
----------------------------------------------------------------------------------------------------------
$   600,000         $ 57,000  $114,000  $171,000  $228,000  $285,000  $342,000  $  399,000   $  410,400 (3)
----------------------------------------------------------------------------------------------------------
$   700,000         $ 66,500  $133,000  $199,500  $266,000  $332,500  $399,000  $  465,500   $  478,800 (3)
----------------------------------------------------------------------------------------------------------
$   800,000         $ 76,000  $152,000  $228,000  $304,000  $380,000  $456,000  $  532,000   $  547,200 (3)
----------------------------------------------------------------------------------------------------------
$   900,000         $ 85,500  $171,000  $256,500  $342,000  $427,500  $513,000  $  598,500   $  615,600 (3)
----------------------------------------------------------------------------------------------------------
$1,000,000          $ 95,000  $190,000  $285,000  $380,000  $475,000  $570,000  $  665,000   $  684,000 (3)
----------------------------------------------------------------------------------------------------------
$1,100,000          $104,500  $209,000  $313,500  $418,000  $522,500  $627,000  $  731,500   $  752,400 (3)
----------------------------------------------------------------------------------------------------------
$1,200,000          $114,000  $228,000  $342,000  $456,000  $570,000  $684,000  $  798,000   $  820,800 (3)
----------------------------------------------------------------------------------------------------------
$1,300,000          $123,500  $247,000  $370,500  $494,000  $617,500  $741,000  $  864,500   $  889,200 (3)
----------------------------------------------------------------------------------------------------------
$1,400,000          $133,000  $266,000  $399,000  $532,000  $665,000  $798,000  $  931,000   $  957,600 (3)
----------------------------------------------------------------------------------------------------------
$1,500,000          $142,500  $285,000  $427,500  $570,000  $712,500  $855,000  $  997,500   $1,026,000 (3)
----------------------------------------------------------------------------------------------------------
$1,600,000          $152,000  $304,000  $456,000  $608,000  $760,000  $912,000  $1,064,000   $1,094,400 (3)
----------------------------------------------------------------------------------------------------------


(1) Consists of (i) base salary, commissions and cash payments under the Annual Bonus Plan, and (ii) deferrals thereof permitted under the Internal Revenue Code.

(2) Annual benefits are computed on the basis of straight life annuity amounts. These amounts include pension benefits, if any, to which a participant may be entitled as a result of participation in a pension plan of a subsidiary during previous periods of employment. The amounts shown do not take into account exclusion of up to 35% of the estimated primary Social Security benefit. The Retirement Plan provides a minimum benefit equal to 25% of a participant's final 12-months' earnings, reduced proportionately for less than 15 years of credited service at retirement. The minimum Retirement Plan benefit is not subject to Social Security offset.

(3) The maximum benefit under the Retirement Plan and the UGI Supplemental Executive Retirement Plan is equal to 60% of a participant's highest consecutive 12 months' earnings during the last 120 months.

Severance Pay Plan for Senior
Executive Employees


  The UGI Corporation Severance Pay Plan for Senior Executive Employees and the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan assist certain senior level employees of the Company and AmeriGas Propane, Inc. in the event their employment is terminated without fault on their part. Benefits are payable to a senior executive covered by either Severance Plan if the senior executive's employment is involuntarily terminated for any reason other than for cause or as a result of the senior executive's death or disability.

  Each Severance Plan provides for cash payments equal to a participant's compensation for a period of time ranging from 3 months to 15 months (30 months in the case of Mr. Greenberg and 18 months in the case of Mr. Bissell), depending on length of service. In addition, a participant receives the cash equivalent of his target bonus under the Annual Bonus Plan, pro-rated for the number of months served in the fiscal year. However, if the termination occurs in the last two months of the fiscal year, the Chief Executive Officer has the discretion to determine whether the participant will receive a pro-rated target bonus, or the actual annual bonus which would have been paid after the end of the fiscal year, had the participant's entire bonus been contingent on meeting the Company's financial performance goal. Each Plan also provides for separation pay equal to one day's pay for each month of service, not to exceed an amount equal to one year's compensation. Certain employee benefits are continued under the Plan for a period up to 15 months (30 months in the case of Mr. Greenberg and 18 months in the case of Mr. Bissell). The Company has the option to pay a participant the cash equivalent of those employee benefits.

  In order to receive benefits under the applicable Severance Plan, a senior executive is required to execute a release which discharges the Company and its subsidiaries from liability for any claims the senior executive may have against any of them, other than claims for amounts or benefits due the executive under any plan, program or contract binding on UGI or its subsidiaries. The senior executive is also required to cooperate in attending to matters pending at the time of his termination.

Change of Control Arrangements

  Messrs. Greenberg, Mendicino, and Bovaird each have an agreement with the Company that provides certain benefits in the event of a change of control of the Company. Mr. Bissell and Mr. Chaney each have a similar agreement with AmeriGas Propane, Inc. and UGI Utilities, Inc., respectively. The agreements operate independently of the Severance Plan, continue through July 2004, and are automatically extended in one-year increments thereafter unless, prior to a change of control, the Company terminates an agreement. In the absence of a change of control, each agreement will terminate when, for any reason, the executive terminates his employment with the Company or its subsidiaries.

  A change of control is generally deemed to occur in the following instances:

  . Any person (other than certain persons or entities affiliated with the Company), together with all affiliates and associates of such person, acquires securities representing 20% or more of either (A) the then outstanding shares of Common Stock, or (B) the combined voting power of the Company's then outstanding voting securities; or

  . individuals, who at the beginning of any 24-month period constitute the Board of Directors (the "Incumbent Board") and any new director whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of a least a majority of the Incumbent Board, cease for any reason to constitute a majority; o r

  . the Company is reorganized, merged or consolidated with or into, or sells all or substantially all of its assets to, another corporation in a transaction in which former shareholders of the Company do not own more than 50% of, respectively, the outstanding common stock and the combined voting power of the then outstanding voting securities of the surviving or acquiring corporation; or

  .  the Company is liquidated or dissolved.


  The agreements covering Mr. Bissell and Mr. Chaney provide benefits upon a change of control of (i) AmeriGas Propane, Inc. or its subsidiaries (in the case of Mr. Bissell), and (ii) UGI Utilities, Inc. (in the case of Mr. Chaney), in addition to providing benefits in the event of a change of control of the Company.

  The agreements provide for payment of severance benefits if there is a termination of the executive's employment without cause at any time within three years after a change of control. In addition, following a change of control, the executive may elect to terminate his employment without loss of severance benefits in certain situations, including termination of officer status; a significant adverse change in authority, duties, responsibilities or compensation; the failure of the Company to comply with any of the terms of the agreement; or a substantial relocation or excessive travel requirements.

  An executive terminated with rights to severance compensation under a change of control agreement will receive an amount equal to 1.0 or 1.5 (2.5 in the case of Mr. Greenberg) times his average annual total cash remuneration for the preceding five calendar years. If the severance compensation payable, either alone or together with other payments to an executive, would constitute "excess parachute payments," as defined in Section 280G of the Internal Revenue Code of 1986,
as amended, the executive will also receive an amount to satisfy the executive's additional tax burden. In addition, upon a change of control, the agreement provides for an immediate cash payment equal to the market value of any pending target award under the Company's long-term compensation plan.


Stock Ownership Policy and
Indebtedness of Management


  The Board of Directors established a policy effective October 1, 1997 that requires individuals in key management positions in the Company and its subsidiaries to own significant amounts of Common Stock. The required levels of ownership range from approximately 40% of base salary to approximately 450% of base salary for the Company's Chief Executive Officer. The policy is designed to encourage growth in shareholder value by closely linking executives' risks and rewards with the Company's total shareholder return. To assist employees in purchasing Stock to comply with the policy, interest-bearing loans are available from a subsidiary of the Company. Each loan is full recourse to the borrower and is secured by a pledge of the Stock purchased. The loans mature in 10 years.

   All of the Company's executive officers obtained loans to finance the purchase of Stock to comply with the policy. The largest amounts outstanding under these loans during Fiscal 2001 were: Mr. Greenberg, $1,423,413; Mr. Bissell, $648,493; Mr. Chaney, $498,642; Mr. Mendicino, $467,710; Mr. Bovaird, $309,993; and Mr. Hall $212,840. The executives officers' outstanding loan amounts as of October 31, 2001 were: Mr. Greenberg, $1,290,474; Mr. Bissell, $626,592; Mr. Chaney, $425,659; Mr. Mendicino, $431,573; Mr. Bovaird, $255,822;
and Mr. Hall, $201,134 .

Stock Price Information

  The closing price of the Company's Common Stock as reported on the New York Stock exchange Composite Transactions tape on November 30, 2001 was $29.45.


----------------------------------------------------------------------
               Item 2 -- Ratification of Appointment of
               Independent Certified Public Accountants
----------------------------------------------------------------------

   The Board of Directors appointed Arthur Andersen LLP as independent certified public accountants to examine and report on the consolidated financial statements of the Company for fiscal year 2002 and recommends that the Shareholders ratify the appointment. If the Shareholders do not ratify the appointment of Arthur Andersen, the Audit Committee and the Board of Directors will consider the appointment of other independent certified public accountants. One or more representatives of Arthur Andersen will be present at the Annual Meeting. They will have the opportunity to respond to appropriate questions and to make a statement if they wish to do so.

----------------------------------------------------------------------
                       Item 3 -- Other Matters
----------------------------------------------------------------------

  The Board of Directors is not aware of any other matter to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the Proxies (or their substitutes) will vote in accordance with their best judgment.

Glossary


1992 SODEP                          UGI Corporation 1992 Stock Option
                                    and Dividend Equivalent Plan.

1997 SODEP                          UGI Corporation 1997 Stock Option
                                    and Dividend Equivalent Plan.

2000 Directors' Plan                UGI Corporation 2000 Directors'
                                    Stock Option Plan

Amended and Restated Directors'     UGI Corporation Amended and
 Equity Compensation Plan           Restated Directors' Equity
                                    Compensation Plan.

AmeriGas Partners or Partnership    AmeriGas Partners, L.P., a master
                                    limited partnership whose Common
                                    Units trade on the New York Stock
                                    Exchange.

AmeriGas Propane                    AmeriGas Propane, Inc., a
                                    subsidiary of the Company and the
                                    General Partner of AmeriGas
                                    Partners, L.P.

Annual Meeting                      Annual Meeting of Shareholders of
                                    UGI Corporation to be held on
                                    February 26, 2002.

Arthur Andersen                     Arthur Andersen LLP.

Board or Board of Directors         Board of Directors of UGI
                                    Corporation.

Common Stock or Stock or Shares     UGI Corporation Common Stock.

Common Unit                         A limited partnership interest in
                                    AmeriGas Partners, L.P.

Distribution Equivalent             A distribution equivalent is an
                                    amount determined by multiplying
                                    the number of restricted Common
                                    Units by the per-unit cash
                                    distribution, or the per-unit fair
                                    market value of any non-cash
                                    distribution, paid by the
                                    Partnership on its Common Units on
                                    a distribution payment date.

Dividend Equivalent                 A dividend equivalent is an amount
                                    determined by multiplying the
                                    number of either (1) restricted
                                    Shares or (2) Shares underlying an
                                    option granted with Dividend
                                    Equivalents, by the per-share cash
                                    dividend, or the per-share fair
                                    market value of any non-cash
                                    dividend, paid by the Company on
                                    its Shares on a dividend payment
                                    date.

Fiscal 2001                         The Company's fiscal year ended
                                    September 30, 2001.

Named Executives                    The Company's Chief Executive
                                    Officer and each of the four other
                                    most highly compensated executive
                                    officers.

Proxies                             Lon R. Greenberg, James W.
                                    Stratton and Stephen D. Ban, or
                                    any one of them.

Retirement Plan                     Retirement Income Plan for
                                    Employees of UGI Utilities, Inc.

Securities and Exchange Commission  The United States Securities and
or SEC or Commission                Exchange Commission.


Severance Plan                      UGI Corporation Severance Pay Plan
                                    for Senior Executive Employees.

Shareholder                         A holder of UGI Common Stock.

UGI or Company                      UGI Corporation.

Unit                                A single unit granted under the
                                    UGI Corporation Amended and
                                    Restated Directors' Equity
                                    Compensation Plan that represents
                                    an interest equivalent to one
                                    share of Common Stock.

                              [MAP APPEARS HERE]










Directions to The Desmond Great Valley Hotel and Conference Center

Directions from Philadelphia. Take the Schuylkill Expressway (I-76) West. Follow I-76 West to Route 202 South. Take Route 202 South to the Great Valley/Route 29 North Exit. At the end of the ramp, proceed through the light onto Liberty Boulevard. The Desmond will be on the right.

Directions from South Jersey. Take I-95 South to Route 322 West. Take 322 West to Route 1 South to Route 202 North. Take Route 202 North to Great Valley/Route 29 North Exit. Turn right onto Route 29 North. Turn right at second light onto Liberty Boulevard. The Desmond will be on the left.

Directions from Philadelphia Airport. Take I-95 South to 476 North. Follow 476 North to the Schuylkill Expressway (I-76) West to Route 202 South. Take Route 202 South to the Great Valley/Route 29 North Exit. At the end of the ramp, proceed through the light onto Liberty Boulevard. The Desmond will be on the right.

Directions from Wilmington and Points South (Delaware and Maryland). Take I-95 North to Route 202 North to the Great Valley/Route 29 North Exit. Turn right onto Route 29 North. Turn right at second light onto Liberty Boulevard. The Desmond will be on the left.

Directions from New York and Points North. Take the New Jersey Turnpike South to Exit 6, the Pennsylvania Turnpike extension. Follow the Turnpike West to Exit 24, Valley Forge. Take Route 202 South to the Great Valley/Route 29 North Exit. At the end of the ramp, proceed through the light onto Liberty Boulevard. The Desmond will be on the right.

Directions from Harrisburg and Points West. Take the Pennsylvania Turnpike East to Exit 24, Valley Forge. Take Route 202 South to Great Valley/Route 29 North Exit. At the end of the ramp, proceed through the light onto Liberty Boulevard. The Desmond will be on the right.

                                                             Please mark
                                                             your votes as  [X]
                                                             indicated in
                                                             this example

The Board of Directors recommends that you vote "FOR" Numbers 1 and 2.

1. ELECTION OF DIRECTORS

                          FOR                WITHHOLD
                      all nominees           AUTHORITY
                    (except as noted)     (all nominees)
                           [ ]                  [ ]

01 J.W. Stratton, 02 S.D. Ban, 03 R.C. Gozon, 04 L.R. Greenberg
05 T.F. Donovan, 06 M.O. Schlanger, 07 A. Pol, 08 E.E. Jones
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)


2. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
                FOR              AGAINST                ABSTAIN


When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by duly authorized officer.

Signature ___________________ Signature ___________________  Date _____________



                             FOLD AND DETACH HERE

    UGI
CORPORATION

Dear Shareholder:

   Enclosed are materials relating to UGI Corporation's February
26, 2002 Annual Meeting of Shareholders. The Notice of the
Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

   Your vote is important to us. Please complete, sign and return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                                          Brendan P. Bovaird
                                          Corporate Secretary

 ------------------------------------------------------------------------------
         UGI News & Reports                   You can obtain news and other
    ----------------------------              information about UGI and our
    24 Hours a day -- Every day!          majority-owned AmeriGas Partners, L.P.
          1-800-UGI-9453 or                    conveniently by telephone or
           www.ugicorp.com                          by the Internet.
-------------------------------------------------------------------------------

PROXY                                                                      PROXY

                                UGI CORPORATION

                   Proxy Solicited by the Board of Directors

The undersigned hereby appoints James W. Stratton, Lon R. Greenberg and Stephen
D. Ban, or any of them, with full power of substitution, as proxies to represent and vote all shares of UGI Common Stock of the undersigned, including any shares credited under the UGI Dividend Reinvestment Plan, at the Annual Meeting of Shareholders of UGI Corporation to be held February 26, 2002, and any adjournments of the Annual Meeting, as indicated on the reverse side of this proxy card and, in their discretion, upon any other matters that arise at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

                                    (Continued and to be signed on reverse side)

                             FOLD AND DETACH HERE



                                                                                                 Please mark
                                                                                                your votes as     [X]
                                                                                                 indicated in
                                                                                                 this example
The Board of Directors recommends that you vote "FOR" Numbers 1 and 2.

1. ELECTION OF DIRECTORS                                        01 J.W. Stratton, 02 S.D. Ban, 03 R.C. Gozon, 04 L.R. Greenberg
         FOR all                    WITHHOLD                    05 T.F. Donovan, 06 M.O. Schlanger, 07 A. Pol, 08 E.E. Jones
        nominees                    AUTHORITY                   (INSTRUCTION: To withhold authority to vote for any individual
    (except as noted)             (all nominees)                nominee, strike a line through the nominee's name in the list
         [___]                        [___]                     above.)



2. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS
   INDEPENDENT PUBLIC ACCOUNTANTS
          FOR           AGAINST        ABSTAIN
         [___]           [___]          [___]


                                                                                    _____
                                                                                         |
                                                                                         |


When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by duly authorized officer.

Signature _____________________________________  Signature ________________________________________  Date ______________________

                                                    /\ FOLD AND DETACH HERE /\

             UGI
         CORPORATION

         Dear Shareholder:

             Enclosed are materials relating to UGI Corporation's February 26, 2002 Annual Meeting of Shareholders. The Notice of
         the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

             Your vote is important to us. Please complete, sign and return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                                                                                 Brendan P. Bovaird
                                                                                 Corporate Secretary


               ------------------------------------------------------------------------------------------------
                         UGI News & Reports                           You can obtain news and other
                    ----------------------------                       information about UGI and our
                    24 Hours a day -- Every day!                   majority-owned AmeriGas Partners, L.P.
                          1-800-UGI-9453 or                              conveniently by telephone or
                           www.ugicorp.com                                    by the Internet.
               ------------------------------------------------------------------------------------------------


PROXY                                                                      PROXY

                       FIDELITY MANAGEMENT TRUST COMPANY

Upon return of this Proxy to you, you are instructed to cause all UGI Corporation Common Stock in my AmeriGas Propane, Inc. Savings Plan Account to be voted at the Annual Meeting of Shareholders of UGI Corporation, to be held on February 26, 2002, and any adjournment thereof, as follows:

As indicated by me on the reverse side, but, if I make no indication as to a particular matter, then as recommended by the Board of Directors on such matter, and in their discretion, upon such other matters as may properly come before the meeting. The Trustee will keep my vote completely confidential.

If the Trustee does not receive my executed Proxy by February 21, 2002, I understand the Trustee will vote the shares represented by this Proxy in the same proportion as it votes those shares for which it does receive a properly executed Proxy.


                                    (Continued and to be signed on reverse side)







                          /\ FOLD AND DETACH HERE /\



                                                                                                 Please mark
                                                                                                your votes as     [X]
                                                                                                 indicated in
                                                                                                 this example
The Board of Directors recommends that you vote "FOR" Numbers 1 and 2.

1. ELECTION OF DIRECTORS                                        01 J.W. Stratton, 02 S.D. Ban, 03 R.C. Gozon, 04 L.R. Greenberg
         FOR all                    WITHHOLD                    05 T.F. Donovan, 06 M.O. Schlanger, 07 A. Pol, 08 E.E. Jones
        nominees                    AUTHORITY                   (INSTRUCTION: To withhold authority to vote for any individual
    (except as noted)             (all nominees)                nominee, strike a line through the nominee's name in the list
         [___]                        [___]                     above.)



2. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS
   INDEPENDENT PUBLIC ACCOUNTANTS
          FOR           AGAINST        ABSTAIN
         [___]           [___]          [___]


                                                                                    _____
                                                                                         |
                                                                                         |


When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by duly authorized officer.

Signature _____________________________________  Signature ________________________________________  Date ______________________

                                                    /\ FOLD AND DETACH HERE /\

             UGI
         CORPORATION

         Dear Shareholder:

             Enclosed are materials relating to UGI Corporation's February 26, 2002 Annual Meeting of Shareholders. The Notice of
         the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

             Your vote is important to us. Please complete, sign and return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                                                                                 Brendan P. Bovaird
                                                                                 Corporate Secretary


               ------------------------------------------------------------------------------------------------
                         UGI News & Reports                           You can obtain news and other
                    ----------------------------                       information about UGI and our
                    24 Hours a day -- Every day!                   majority-owned AmeriGas Partners, L.P.
                          1-800-UGI-9453 or                              conveniently by telephone or
                           www.ugicorp.com                                    by the Internet.
               ------------------------------------------------------------------------------------------------


PROXY                                                                      PROXY

                       FIDELITY MANAGEMENT TRUST COMPANY

Upon return of this Proxy to you, you are instructed to cause all UGI Corporation Common Stock in my UGI Utilities, Inc. Savings Plan Account to be voted at the Annual Meeting of Shareholders of UGI Corporation, to be held on February 26, 2002, and any adjournment thereof, as follows:

As indicated by me on the reverse side, but, if I make no indication as to a particular matter, then as recommended by the Board of Directors on such matter, and in their discretion, upon such other matters as may properly come before the meeting. The Trustee will keep my vote completely confidential.

If the Trustee does not receive my executed Proxy by February 21, 2002, I understand the Trustee will vote the shares represented by this Proxy in the same proportion as it votes those shares for which it does receive a properly executed Proxy.

                                    (Continued and to be signed on reverse side)



                           /\ FOLD AND DETACH HERE /\